SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934
                        ---------------------------------


                                 Date of Report

                                 January 6, 2003
                        (Date of earliest event reported)

                            BFC Financial Corporation
             (Exact name of registrant as specified in its Charter)

                                     Florida
                     --------------------------------------
                         (State of other jurisdiction or
                         incorporation or organization)

                                    333-72213
                          -----------------------------
                            (Commission File Number)


                                   59-2022148
                             -----------------------
                        (IRS Employer Identification No.)

                             1750 East Sunrise Blvd.
                             Ft. Lauderdale, Florida
                             -----------------------
                    (Address of principal executive offices)

                                      33304
                                      -----
                                   (Zip Code)

                                 (954) 760-5200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant

(a)     Previous Independent Accountants

(i) On January 6, 2003, BFC Financial Corporation dismissed KPMG LLP as its independent public accountants effective upon completion of the audit of the fiscal year ended December 31, 2002. KPMG LLP will serve as independent accountants through the filing of all required reports covering operations for fiscal year 2002, including the Annual Report on Form 10-K to be filed by March 31, 2003.

(ii) The reports of KPMG LLP on the financial statements for the past two years ended December 31, 2001 and 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that in 2001, BFC Financial Corporation changed its method of accounting for derivative instruments and hedging activities.

(iii) The decision to change accountants was approved by the Audit Committee of the board of directors of Registrant.

(iv) In connection with its audits for the two most recent fiscal years ended December 31, 2001 and 2000, and through the date of this Form 8-K, there have been no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Registrant has requested KPMG LLP furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees or disagrees with the above statements. A copy of such letter, dated January 13, 2003, is filed as Exhibit 16 to this Form 8-K.

(b)     New independent accountants

The Registrant's Audit Committee engaged PriceWaterhouseCoopers ("PWC") as its principal independent public accountants effective as of January 1, 2003. During the two most recent fiscal years and through January 6, 2003, the Registrant has not consulted with PWC regarding either the (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item (a)(1)(v) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(i)     Financial Statements

        Not applicable

(ii)    Pro Forma Financial Information

        Not applicable

(iii)   Exhibits

        16.     Letter  dated  January 13, 2003 from KPMG LLP to the  Commission
                regarding  the   Registrant's   change  in  independent   public
                accountants.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BFC FINANCIAL CORPORATION



                                    By:      /s/ Glen R. Gilbert
                                       -----------------------------------------
                                    Name: Glen R. Gilbert
                                    Title: Executive Vice President and Chief
                                           Financial Officer and Secretary


Dated: January 13, 2003

                                  EXHIBIT INDEX


Exhibit Description

16 Letter dated January 13, 2003 from KPMG LLP to the Commission regarding the Registrant's change in independent public accountants.